SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 10, 2003

                           Commission File No. 1-11781

                           DAYTON SUPERIOR CORPORATION
             (Exact name of registrant as specified in its charter)


                   Ohio                               31-0676346
        ----------------------------      ---------------------------------
        (State or other jurisdiction      (IRS Employer Identification No.)
              of Incorporation)

            7777 Washington Village Dr., Suite 130 Dayton, Ohio 45459
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (937) 428-6360


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ITEM 5.  OTHER EVENTS.

On June 10, 2003, Dayton Superior Corporation announced that it completed its offering of $165.0 million of senior second secured notes in a private placement. A copy of the company's press release dated June 10, 2003 is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               DAYTON SUPERIOR CORPORATION



                                               By: /s/Alan F. McIlroy
                                                  ------------------------------
                                                   Name: Alan F. McIlroy
                                                   Title: Vice President and
                                                   Chief Financial Officer

Date:  June 10, 2003